UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SAILPOINT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 4, 2026 For Stockholders of Record as of April 6, 2026 SailPoint, Inc. Proxy Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K and Form of Annual Meeting of Stockholders Proxy Card To order paper or e-mail materials for this Thursday, June 4, 2026 1:00 PM, Central Time and/or future stockholder meetings, use To attend and participate in the virtual Annual Meeting, please visit www.proxydocs.com/SAIL one of the following methods. You must register to attend the meeting online and/or participate at www.proxydocs.com/SAIL Internet: For a convenient way to view proxy materials, VOTE, and obtain www.investorelections.com/SAIL directions to attend the meeting go to www.proxydocs.com/SAIL To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Call: 1-866-648-8133 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Email: paper@investorelections.com Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the * If requesting material by e-mail, please send a blank e-mail with the Internet. 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your If you want to receive a paper or e-mail copy of the proxy materials, you must request one. e-mail requesting material. There is no charge to you for requesting a copy. In order to receive a paper or e-mail copy in time for this year’s meeting, you must make this request on or before May 25, 2026. You will not otherwise receive a paper or e-mail copy of the proxy materials. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

SailPoint, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS: FOR ON PROPOSALS 1, 2 AND 3; AND THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR ON PROPOSAL 4. PROPOSAL 1. To elect three Class I directors to hold office until the 2029 Annual Meeting of Stockholders or until their successors are duly elected and qualified; 1.01 William Bock 1.02 Sacha May 1.03 Mark McClain 2. To ratify the selection by the Audit Committee of our Board of Directors of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending January 31, 2027; 3. To approve, on an advisory basis, our named executive officer compensation; 4. To approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation; and 5. Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.